SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.             )

Filed by the Registrant ☑	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential for use by Commission only (as permitted by Rule 14a-6(e)(2))
☑ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Materials Pursuant to §240.14a-12

Alpha Technologies Group Inc.

Name of Registrant as Specified in its Charter

Name of Person Filing Proxy Statement if other than Registrant

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       1) Title of each class of securities to which transaction applies:

       2) Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act
Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

       4) Proposed maximum aggregate value of transaction:

       5) Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1) Amount Previously Paid:

       2) Form, Schedule or Registration Statement No.:

       3) Filing Party:

       4) Date Filed:

ALPHA TECHNOLOGIES GROUP, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on May 13, 2004

TO THE STOCKHOLDERS OF ALPHA TECHNOLOGIES GROUP, INC.:

      The 2004 Annual Meeting of the Stockholders (the “Annual Meeting”) of ALPHA TECHNOLOGIES GROUP, INC., a Delaware corporation (the “Company”), will be held at 11:00 AM local time on Thursday, May 13, 2004, at The Jonathan Club, 850 Palisades Beach Road (Pacific Coast Highway), Sorrento Room, Santa Monica, California 90403 for the following purposes:

1. To elect five directors to the Board of Directors who will each serve for a term of one year and until their successors have been elected and qualified;

2. To consider approval of an Amendment to the 1994 Stock Option Plan to preserve the expiration date of options granted to retiring non-employee directors;

3. To consider approval of the 2004 Stock Option Plan; and

4. To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

      Only stockholders of record at the close of business on March 26, 2004 are entitled to notice of and to vote at the Annual Meeting.

      WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, STOCKHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE PROVIDED THEREFOR. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

By Order of the Board of Directors,

Lawrence Butler,
Chairman and Chief Executive Officer

March 29, 2004

ALPHA TECHNOLOGIES GROUP, INC.

11990 San Vicente Boulevard, Suite 350
Los Angeles, CA 90049

PROXY STATEMENT FOR

ANNUAL MEETING OF STOCKHOLDERS

      The 2004 Annual Meeting of Stockholders (the “Annual Meeting”) of Alpha Technologies Group, Inc., a Delaware corporation (the “Company” or “Alpha”), will be held at 11:00 AM local time on Thursday, May 13, 2004, at The Jonathan Club, 850 Palisades Beach Road (Pacific Coast Highway), Sorrento Room, Santa Monica, California 90403. The enclosed proxy is solicited on behalf of the Board of Directors of the Company in connection with the Annual Meeting and any adjournments or postponements thereof. This Proxy Statement and the enclosed proxy (the “Proxy Materials”) are first being mailed to stockholders of the Company on or about April 2, 2004.

Voting, Proxies and Revocation of Proxies

      Shares represented at the Annual Meeting by an executed and unrevoked proxy in the form enclosed will be voted in accordance with the instructions contained therein. If no instructions are given on an executed and returned proxy, the proxy holders intend to vote the shares represented thereby in favor of each of the proposals to be presented to and voted upon by the stockholders as set forth herein, and in accordance with their best judgment on any other matter which may properly come before the meeting. The Annual Meeting has been called to elect five directors, to consider approval of an amendment to the Company’s 1994 Stock Option Plan and to consider approval of the 2004 Stock Option Plan. Management knows of no other business that is currently contemplated to be conducted at the Annual Meeting.

      Any proxy given by a stockholder may be revoked by such stockholder at any time prior to its exercise by filing a written instrument revoking the proxy with the Secretary of the Company; filing a duly executed proxy bearing a later date with the Secretary of the Company; or attending the Meeting and voting in person. However, mere attendance at the Meeting will not, in and of itself, revoke a proxy.

      A stockholder who is a beneficial owner, but not a registered owner, as of the record date, cannot vote his or her shares except by (i) the stockholder’s broker, bank or nominee in whose name the shares are registered executing and delivering a proxy on his or her behalf or (ii) the stockholder attending the Annual Meeting with a proxy or other authorization to vote from the registered owner and voting.

      The cost for the solicitation of proxies is being borne by the Company. Such solicitation is being made by mail and, in addition, may be made by directors, officers and regular employees of the Company, either in person or by telephone, without additional compensation for such services. MacKenzie Partners, Inc. will assist the Company in the mailing of proxy materials and the solicitation of proxies, for which it will be paid $7,500 plus expenses. The Proxy Materials will also be distributed to brokerage houses, fiduciaries, custodians and other like parties for distribution to the beneficial owners of common stock of the Company and the Company will reimburse such parties for their out-of-pocket expenses relating thereto.

Shares Entitled to Vote

      The Company’s only outstanding class of voting securities is its common stock, $.03 par value (the “Common Stock”). Each share of Common Stock entitles the holder thereof to one vote on matters to be acted upon at the Annual Meeting.

      Only stockholders of record at the close of business on March 26, 2004 (the “Record Date”) are entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. As of the Record Date, there were 7,110,336 shares of Common Stock issued and outstanding.

      The stock ledger of the Company (arranged alphabetically, showing the address of each stockholder of record entitled to vote at the meeting and the number of shares registered in the stockholder’s name) will be available for inspection at the offices of the Company at 11990 San Vicente Boulevard, Suite 350,

Los Angeles, CA 90049 by any stockholder for any purpose germane to the Annual Meeting during ordinary business hours from April 30, 2004 until the Annual Meeting date.

      The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock authorized to vote will constitute a quorum for the transaction of business at the Annual Meeting.

      Election of Directors. The affirmative vote of a plurality of the votes cast at the Annual Meeting is required for the election of directors. A properly executed proxy marked “WITHHOLD” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum.

      Proposals to Approve Amendment to 1994 Stock Option Plan and to Approve 2004 Stock Option Plan. The affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote will be required for the approval of the amendment of the 1994 Stock Option Plan and approval of the Company’s 2004 Stock Option Plan. A properly executed proxy marked “ABSTAIN” with respect to any such matters will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote.

      If you hold your shares in “street name” through a broker or other nominee, your broker or nominee will not be permitted to exercise voting discretion with respect to approval of the amendment of the 1994 Stock Option Plan or approval of the 2004 Stock Option Plan. Thus, if you do not give your broker or nominee specific instructions, your shares will not be voted on these matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such “broker non-votes” will, however, be counted in determining if there is a quorum.

Item 1.	Election of Directors

      It is intended that the accompanying proxy, unless marked to the contrary, will be voted in favor of the election of Greg Brogger, Lawrence Butler, Richard E. Gormley, Robert A. Kors and Robert C. Streiter as directors of the Company for a term of one year, and until their respective successors are duly elected and qualified or until their earlier death, resignation or removal. Each such person was recommended by the Nominating Committee to stand for election.

      Each of Mr. Brogger, Mr. Butler, Mr. Gormley, Mr. Kors and Mr. Streiter is currently a member of the Board of Directors who holds office until his successor is duly elected and qualified. Set forth below is certain information with respect to the nominees. Marshall D. Butler, Donald K. Grierson and Frederic A. Heim (the “Retiring Directors”), current directors of the Company, are not standing for reelection.

Name	Age	Principal Occupation for Past Five Years

Greg Brogger	35	Mr. Brogger has been since November 2000, the Chief Executive Officer of Channel Capital Management, Inc., a privately held real estate investment firm focused on multi-family development and management in Los Angeles and Southern California. From prior to 1999 until February, 2000, Mr. Brogger was President of e.Media, Inc., a provider of streaming media communications technologies and services. He has been a director of the Company since March 25, 2004. Since March 25, 2004 he has been a member of the Audit, Compensation and Nominating Committee.
Lawrence Butler	41	Mr. L. Butler has been Chairman and Chief Executive Officer of the Company since May 1999. He was President and Chief Executive Officer of Alpha from April 19, 1995 until May 1999. He was an executive vice president of Alpha from September 1994 until April 1995. He has been director, president and sole shareholder of Camelia Group, Inc., the general partner of Dot.Com Partners, L.P., f/k/a Steel Partners, L.P. (private investment partnership), a Delaware limited partnership (‘Dot.Com‘), since 1990. Lawrence Butler is Marshall Butler’s son. Member of the Executive Committee. He has been a director of the Company since September 1994.
Richard E. Gormley	43	Mr. Gormley has been, since April 2000, a Managing Director of Private Equity Finance for SG Cowen Securities Corporation. From April 1999 until April 2000, Mr. Gormley was Chief Executive Officer of SKYHIGH Records, Inc., a privately held music production company, and also acted as a consultant to technology companies. From September 1996 until April 1999, Mr. Gormley was a Managing Director and Global Head of Debt and Equity Private Placements, 144A Offerings and High Yield Originations for Rabobank International. For more than five years prior thereto, he was a Director of Nesbitt Burns Securities, Inc. Member of the Audit, Compensation, Nominating and Stock Option Committees. He has been a Director since May 2001.

Name	Age	Principal Occupation for Past Five Years

Robert A. Kors	45	Mr. Kors has been, since June 2003 a Managing Director of AEG Partners, LLC, a company engaged in providing restructuring and financial advisory services for troubled and underperforming companies. From 1994 until May 2003, Mr. Kors was Chief Financial Officer and Chief Administrative Officer of Roll International Corporation (a privately held diversified holding company). He has been a director of the Company since March 25, 2004. Since March 25, 2004, he has been a member of the Audit, Compensation and Nominating Committee.
Robert C. Streiter	43	Mr. Streiter has been President and Chief Operating Officer of the Company since May 1999. He was president of UniStar Industries, Inc. (“Uni-Star”), a subsidiary of the Company, until its sale in July 2000, and has been President of Wakefield Engineering, Inc., a subsidiary of the Company, since September 21, 1998. He has been a director of the Company since May 1999.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS

VOTE FOR THE ELECTION OF THE FIVE NOMINEES FOR
DIRECTOR NAMED IN THIS PROXY STATEMENT.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth as of March 26, 2004, the number and percentage of outstanding shares of Common Stock of the Company owned beneficially, within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act of 1934 (the “Exchange Act”), by (i) each stockholder known by the Company to own more than 5% of the outstanding shares of Common Stock; (ii) each director and nominee for director of the Company; (iii) each named executive officer; and (iv) all directors and executive officers, as a group. Except as otherwise specified, the named beneficial owner has sole voting and investment power.

	Amount and
	Nature of
	Beneficial	Percent of
Name and Address of Beneficial Owners(1)	Ownership(2)	Class(2)

Lawrence Butler(3)	1,706,252	22.5%
Marshall D. Butler(4)(5)	1,007,342	13.9%
Robert C. Streiter(6)	475,498	6.3%
Donald K. Grierson(7)	248,000	3.5%
Steve E. Chupik(8)	89,062	1.2%
Frederic A. Heim(4)(9)	70,200	1.0%
James J. Polakiewicz(10)	61,968	0.9%
Richard E. Gormley	35,000	0.5%
Greg Brogger	—	—
Robert A. Kors	—	—
Dot.Com Partners, L.P.(11)	695,038	9.8%
Dimensional Fund Advisors Inc.	355,156	5.0%
1299 Ocean Avenue, 11th Floor Santa Monica, California 90401(12)
All Directors and Executive Officers as a Group (10 persons)(13)	3,693,322	43.9%

(1)	Unless otherwise indicated, the address of each beneficial owner is c/o Alpha Technologies Group, Inc., 11990 San Vicente Boulevard, Suite 350, Los Angeles CA 90049.

(2)	Includes shares deemed to be beneficially owned by such persons or entities pursuant to Rule 13d-3 promulgated under the Exchange Act because they have the right to acquire such shares within 60 days upon the exercise of options or similar rights or because such persons or entities have or share investment or voting power.

(3)	Includes 695,038 shares owned by Dot.Com, 231,560 shares owned by trusts of which Mr. L. Butler is trustee, 479,956 shares which Mr. L. Butler has the right to acquire upon the exercise of stock options within 60 days and 36,194 shares held for Mr. L. Butler’s account in the Company’s 401(k) Plan.

(4)	Does not include shares owned by Dot.Com of which Mr. M. Butler and Mr. Heim are each limited partners. Messrs. M. Butler and Heim disclaim beneficial ownership of such shares.

(5)	Includes 128,333 shares which Mr. M. Butler has the right to acquire upon the exercise of stock options within 60 days, 125,000 shares which Mr. M. Butler has the right to acquire upon the exercise of warrants related to a sales and leaseback transaction and 470,184 shares owned by a trust of which Mr. M. Butler is a trustee.

(6)	Includes 433,334 shares that Mr. Streiter has the right to acquire upon exercise of stock options within 60 days, 14,900 shares owned by Mr. Streiter’s spouse as to which Mr. Streiter disclaims beneficial ownership and 3,264 shares held for Mr. Streiter’s account in the Company’s 401(k) Plan.

(7)	Includes 40,000 shares which Mr. Grierson has the right to acquire upon the exercise of stock options within 60 days.

(8)	Includes 63,601 shares that Mr. Chupik has the right to acquire within 60 days and 13,628 shares held for Mr. Chupik’s account in the Company’s 401(k) Plan.

(9)	Includes 65,000 shares that Mr. Heim has the right to acquire upon exercise of stock options within 60 days.

(10)	Includes 57,943 shares that Mr. Polakiewicz has the right to acquire upon exercise of stock options within 60 days and 4,000 shares held for Mr. Polakiewicz’s account in the Company’s 401(k) Plan.

(11)	Shares owned by Dot.Com are also included in the number of shares reported as beneficially owned by Mr. L. Butler, the president and sole shareholder of the general partner of Dot.Com.

(12)	Dimensional Fund Advisors Inc. ownership as of December 31, 2003.

(13)	Includes 1,303,167 shares which individuals in the group have the right to acquire upon the exercise of stock options which are exercisable within 60 days, 57,086 shares held for the accounts of the individuals in the group in the Company’s 401(k) Plan, 695,038 shares held by Dot.Com, 231,560 shares owned by trusts of which Mr. L. Butler is trustee, and 470,184 shares owned by a trust of which Mr. M. Butler is a trustee.

CORPORATE GOVERNANCE AND BOARD MATTERS

Independence of Directors

      After the upcoming annual meeting, the Board will consist of five directors, three of whom the Board has affirmatively determined have no relationship with the Company or its subsidiaries which would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and are independent, as defined in the applicable NASDAQ Listing Standards. The three independent directors are Greg Brogger, Richard E. Gormley, and Robert A. Kors.

Board Structure and Committee Composition

      The Board maintains four standing committees: Audit, Compensation, Executive and Nominating. The Audit, Compensation and Nominating Committees are composed entirely of independent directors as defined in the NASDAQ Listing Standards.

      During fiscal 2003, the Board held four meetings. Each director attended at least 75% of all Board meetings and meetings of committees of which such director was a member. Directors are expected to attend the Company’s annual meetings of stockholders. All directors at the time of the meeting attended the last annual meeting of stockholders in May, 2003.

Audit Committee

      The Audit Committee has been established in accordance with Section 3(a)(58)A of the Securities Exchange Act of 1934 as amended. The Audit Committee is responsible for retaining, evaluating and, if appropriate, terminating the Company’s independent auditors. The Audit Committee assists the Board in oversight of the integrity of the Company’s financial statements and financial reporting process, the systems of internal accounting and financial reporting controls, the Company’s independent auditor’s qualifications and independence, the performance of the Company’s internal audit function and independent auditors, the annual independent audit of the Company’s financial statements, and the compliance by the Company with legal and regulatory requirements. In addition, the Committee renders its report for inclusion in the Company’s annual proxy statement.

      The Audit Committee has the authority to obtain advice and assistance from outside legal, accounting or other advisors as the Audit Committee deems necessary to carry out its duties. The Audit Committee held four meetings in fiscal year 2003. Until March 25, 2004 the members of the Audit Committee were Richard E. Gormley (Chairman), Donald K. Grierson and Frederic A. Heim. The current members of the Audit Committee are Richard E. Gormley (Chairman), Greg Brogger and Robert A. Kors, each of whom meets the enhanced independence standards for audit committee members. The Board has determined that Richard E. Gormley is an audit committee financial expert.

      The report of the Audit Committee is included in this proxy statement on page 16. The charter of the Audit Committee is included in this proxy statement as Appendix A.

Compensation Committee

      The Compensation Committee assists the Board in discharging its responsibilities relating to compensation of the Company’s Chief Executive Officer and other executives. The Compensation Committee has assumed the function of administering the Company’s stock option plans. The Committee also renders its report on executive compensation for inclusion in the Company’s annual proxy statement.

      The Compensation Committee held one meeting in fiscal year 2003. The members of the Compensation Committee until March 25, 2004 were Marshall D. Butler, Donald K. Grierson and Frederic A. Heim. The current members of the Compensation Committee are Greg Brogger, Richard E. Gormley and Robert A. Kors.

      The report of the Compensation Committee is included in this proxy statement on page 14. The charter of the Compensation Committee is available on our website at www.AlphaTGI.com.

Executive Committee

      The Executive Committee has all authority of the Board of Directors to the extent permissible under the Delaware General Corporation law. The Executive Committee currently consists of Lawrence Butler, Marchall D. Butler and Robert Streiter. During fiscal 2003 the Executive Committee consulted with each other and management frequently.

Nominating Committee

      The Nominating Committee reviews and makes recommendations to the Board regarding potential candidates for nomination as director. It assists the Board in fulfilling its responsibilities by identifying individuals qualified to become directors and selecting, or recommending that the Board of Directors select, the candidates for all directorships to be filled by the Board of Directors or by the stockholders, and advising the Board and the committees of the Board regarding their membership.

      The Nominating Committee held one meeting in fiscal year 2003. The current members of the Nominating Committee are Greg Brogger, Richard E. Gormley and Robert A. Kors. Until March 25, 2004, the members of the Nominating Committee were Marshall D. Butler, Frederic A. Heim, Richard E. Gormley and Donald K. Grierson.

      The charter of the Nominating Committee is available on our website at www.AlphaTGI.com.

Stock Option Committee

      Until March 2004 the Company had a Stock Option Committee, which was charged with the function of administering the Company’s stock option plans. The Compensation Committee has assumed that responsibility. The members of the Stock Option Committee were Donald K. Grierson, Frederic A. Heim and Richard E. Gormley. The Stock Option Committee met three times and acted by unanimous consent three times during the fiscal year 2003.

Nomination of Directors

      The Nominating Committee of the Company considers candidates for director proposed by directors, the Chief Executive Officer and stockholders. Potential candidates are screened and interviewed by the Nominating Committee. All members of the Board may interview the final candidates. The same identifying and evaluating procedures apply to all candidates for director nomination, including candidates submitted by stockholders.

      The Company’s general criteria for the nomination of director candidates include the following:

•	the candidates’ personal and professional ethics, integrity and values,

•	mature judgment,

•	management, accounting, finance, industry and technical knowledge,

•	demonstrated skills in his/her area of present or past professional or business responsibility,

•	an ability to work effectively with others,

•	sufficient time to devote to the affairs of the Company

•	freedom from conflicts of interest.

Stockholder Nominees

      The Nominating Committee will consider candidates recommended by stockholders. Any candidate recommendation by stockholders for consideration by the Nominating Committee should include the candidate’s name and qualifications for Board membership and should be addressed to:

Chair
Nominating Committee
c/o Secretary
Alpha Technologies Group, Inc.
11990 San Vicente Boulevard, Suite 350
Los Angeles, CA 90049

      Messrs. Brogger and Kors were recommended to the Nominating Committee by Lawrence Butler, Chief Executive Officer and a director.

Director Compensation

      Pursuant to the Company’s 1994 Amended and Restated Stock Option Plan (the “1994 Plan”), non-employee directors elected at Annual Meetings of Stockholders receive automatic grants of options to purchase 5,000 shares of Alpha Technologies Group, Inc. Common Stock. At this Annual Meeting, stockholders will consider approval of a 2004 Stock Option Plan that provides for automatic grants of non-qualified options to purchase 15,000 shares to each non-employee director elected at each Annual Meeting of Stockholders from 2004 to 2009. At this Annual Meeting, Stockholders will consider approval of an amendment to the 1994 Plan to provide that the options previously granted to Retiring Directors be exercisable until five years from the date granted.

      On February 28, 2003, the Company offered to eligible employees, directors and consultants (“Eligible Employees”) the opportunity to exchange all their outstanding options to purchase shares of Alpha common stock for new options to be granted under the Company’s 1994 Plan. The number of shares subject to the new options to be granted to each Eligible Employee was equal to the number of shares subject to the options tendered by the Eligible Employee and accepted for exchange. The exercise price per share of the new options was $1.78 which was the fair market value on the date of grant. Each of the directors elected to exchange all their outstanding options and were granted new options under the Company’s 1994 Plan.

      In addition, directors who are not employees of or consultants to the Company will be paid $1,000 for each meeting of the Board of Directors physically attended and $1,000 for each committee meeting physically attended. Directors who are officers of the Company will not receive any additional compensation for serving on the Board of Directors or its committees.

Communications with the Board

      You can contact the Board or any Director by writing the Board or any Director:

c/o Secretary
Alpha Technologies Group, Inc.
11990 San Vicente Boulevard, Suite 350
Los Angeles, CA 90049

The Secretary will promptly forward any communication unaltered to the Board or the Director.

EXECUTIVE OFFICERS OF THE COMPANY

      The current executive officers of the Company are as follows:

Name	Age	Position

Lawrence Butler	41	Chairman and Chief Executive Officer
Robert C. Streiter	43	President and Chief Operating Officer
Steve E. Chupik	60	Vice President Administration
James J. Polakiewicz	38	Secretary, Treasurer and Chief Financial Officer

      Each officer of the Company holds office until his successor shall be duly elected and qualified or until his earlier death, resignation or removal.

      For information concerning Messrs. L. Butler and Streiter see pages 3 through 4.

      Mr. Chupik has been Vice President Administration of the Company since August 1993; from May 1988, he was Vice President Human Resources of the Company.

      Mr. Polakiewicz has been Chief Financial Officer of the Company since September 2001; from January 1995, he was Vice President of Finance for Wakefield Thermal Solutions, Inc., a subsidiary of the Company.

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

      The following table sets forth the compensation paid or accrued for services rendered in all capacities on behalf of the Company during the last three fiscal years to the Company’s “Named Executive Officers,” the only executive officers who received compensation in excess of $100,000 during the fiscal year ended October 26, 2003.

							Long Term
							Compensation
							Awards

		Annual Compensation					Securities
	Fiscal						Underlying	All Other
Name and Principal Position	Year	Salary		Bonus	Other		Options/SARs	Compensation

Lawrence Butler	2003	$260,000		$—	$—		520,000 (1)	$14,400	(2)
Chairman and	2002	245,375	(3)	—	—		—	16,664	(2)
Chief Executive Officer	2001	250,250		—	—		125,000	17,550	(2)
Robert C. Streiter	2003	260,000		100,000	—		475,000 (1)	8,200	(4)
President and	2002	245,375	(3)	—	—		—	12,700	(4)
Chief Operating Officer	2001	250,250		—	—		125,000	12,888	(4)
Steve E. Chupik	2003	128,400		—	—		70,267 (1)	8,200	(6)
Vice President	2002	128,400		—	—		—	11,813	(6)
Administration	2001	128,400		—	12,346	(5)	10,000	13,220	(6)
James J. Polakiewicz	2003	125,000		25,000	3,305	(5)	71,275 (1)	—
Chief Financial	2002	127,467		—	—		—	4,130	(7)
Officer(8)	2001	115,000		10,000	—		20,000	3,690	(7)

(1)	Represents new options which were granted under the Company’s 1994 Plan in exchange for existing options outstanding.

(2)	Represents car allowance of $14,400 for fiscal 2003; represents car allowance of $14,400 and 401(k) Employer Matching Contribution of $2,264 for fiscal 2002; represents car allowance of $14,400 and 401(k) Employer Matching Contribution of $3,150 for fiscal 2001.

(3)	Both Mr. Butler and Mr. Streiter took a voluntary salary reduction equal to 85% of their base salary for a portion of fiscal year 2002.

(4)	Represents car allowance of $8,200 for fiscal 2003; represents car allowance of $7,200 and 401(k) Employer Matching Contribution of $5,500 for fiscal 2002; represents car allowance of $8,200 and 401(k) Employer Matching Contribution of $4,688 for fiscal 2001.

(5)	Represents accrued vacation payments.

(6)	Represents car allowance of $7,200 and medical insurance waiver of $1,000 for fiscal 2003; represents car allowance of $7,200, medical insurance waiver of $1,000 and 401(k) Employer Matching Contribution of $3,613 for fiscal 2002; represents car allowance of $8,200, medical insurance waiver of $1,200 and 401(k) Employer Matching Contribution of $3,820 for fiscal 2001.

(7)	Represents 401(k) Employer Matching Contributions.

(8)	Mr. Polakiewicz became Chief Financial Officer of the Company in September 2001. Amounts reflected in the table above for 2001 represent his compensation for the entire fiscal year.

Option Grants in Last Fiscal Year

      The following table sets forth information regarding grants of stock options to the Named Executive Officers during the last fiscal year. No SARs were granted by the Company during the last fiscal year. On February 28, 2003, the Company offered to eligible employees, directors and consultants (“Eligible Employees”) the opportunity to exchange all their outstanding options to purchase shares of Alpha common stock for new options to be granted under the Company’s 1994 Plan. All of the following options granted represent new options which were granted in exchange for existing outstanding options.

		% of Options/			Potential Realizable Value
		SARs			at Assumed Annual Rates
		Granted			of Stock Appreciation
		to Employees			for Option Term
	Options/SARs	during Fiscal	Exercise	Expiration
Name	Granted	Year	Price/Share	Date	5% per year	10% per year

Lawrence Butler	102,144	6.5%	$1.96	10/07/08	$55,312	$122,225
	417,856	26.5%	$1.78	10/07/13	$467,762	$1,185,400
Robert C. Streiter	475,000	30.1%	$1.78	10/07/13	$531,730	$1,347,509
Steve E. Chupik	70,267	4.5%	$1.78	10/07/13	$78,659	$199,338
James J. Polakiewicz	71,275	4.5%	$1.78	10/07/13	$79,788	$202,197

Aggregated Option Exercises in Fiscal Year Ended October 26, 2003

and Fiscal Year End Option Values

      The following table sets forth information regarding the fiscal year-end value of unexercised options held by such persons. No Named Executive Officers exercised any options during the fiscal year ended October 26, 2003.

	Number of	Value Unexercised
	Unexercised Options	In-the-Money Options
	at Fiscal Year-End	At Fiscal Year-End
	Exercisable/	Exercisable/
Name	Unexercisable	Unexercisable(1)

Lawrence Butler	445,000/74,999	—
Robert C. Streiter	366,668/108,332	—
Steve E. Chupik	60,268/24,999	—
James J. Polakiewicz	51,277/19,998	—

(1)	Fair market value at October 26, 2003 was less than exercise price.

Employment Agreements

      Effective November 1, 2003, the Company entered into a three year employment agreement with Lawrence Butler pursuant to which Mr. Butler is to serve as Chief Executive Officer and Chairman of the Board of the Company. Under the agreement, Mr. Butler is entitled to a base annual salary of $275,000. In addition, the Agreement provides for an annual bonus based on the Company’s earnings from continuing operations before provision for income taxes. The agreement provides that in the event of a change in control, Mr. Butler may terminate the agreement.

      Effective November 1, 2003, the Company entered into a three year employment agreement with Robert C. Streiter pursuant to which Mr. Streiter is to serve as President and Chief Operating Officer of the Company. Under the agreement, Mr. Streiter is entitled to a base annual salary of $300,000. In addition, the Agreement provides for an initial signing bonus of $100,000 payable during the first year of the term of the agreement and an annual bonus based on the Company’s earnings from continuing operations before provision for income taxes. The agreement provides that in the event of a change in control, Mr. Streiter may terminate the agreement.

      Effective November 1, 2003, the Company entered into a three year employment agreement with James Polakiewicz pursuant to which Mr. Polakiewicz is to serve as Chief Financial Officer of the Company. Under the agreement, Mr. Polakiewicz is entitled to a base annual salary of $145,000. In addition, the Agreement provides for an initial signing bonus of $25,000 payable during the first year of the term of the agreement and an annual bonus based on the Company’s earnings from continuing operations before provision for income taxes.

STOCK OPTION COMMITTEE REPORT ON STOCK OPTION REPRICING

      The Stock Option Committee believes that granting stock options motivates high levels of performance and provides an effective way to recognize employee contributions, including those of executive officers, to the success of the company. As described above, on February 28, 2003, the Company offered to eligible employees, including executive officers, directors and consultants the opportunity to exchange all their outstanding options to purchase shares of the Company’s common stock for new options to be granted under the Company’s 1994 Plan. The grant of options upon cancellation of the options provided an opportunity for the Company to offer the executive officers, among others, a valuable incentive to stay with the Company. All of the outstanding options, whether or not they were then exercisable, had exercise prices that were significantly higher than the current market price of the Company’s shares. We believe these options were unlikely to be exercised in the foreseeable future. By making the offer to exchange outstanding options for new options that had an exercise price equal to the market value of the shares on the new grant date, we intended to provide the Company’s eligible executive officers, among others, with the benefit of owning options that over time may have a greater potential to increase in value, which creates better performance incentives for executive officers, among others, and thereby maximizes stockholder value. We also believe that the decline in the Company’s stock price was caused, in large part, by the severe decline in the industries the Company serves.

      Set forth below is certain information on the exchange of options in 2003 by the named executive officers.

						Length of
		Number of	Market	Exercise		Original
		Securities	Price of	Price of		Option
		Underlying	Stock at	Stock at		Term
		Options	Time of	Time of	New	Remaining
		Repriced or	Repricing or	Repricing or	Exercise	at Date of
		Amended	Amendment	Amendment	Price	Repricing or
Name	Date	#	$	$	$	Amendment

Lawrence Butler	10/07/03	25,000	$1.78	$2.63	$1.78	82 days
Chairman and Chief	10/07/03	50,000	1.78	2.75	1.78	210 days
Executive Officer	10/07/03	50,000	1.78	3.50	1.78	469 days
	10/07/03	20,886	1.78	4.74	1.78	487 days
	10/07/03	29,114	1.78	4.31	1.78	487 days
	10/07/03	5,388	1.78	5.74	1.78	558 days
	10/07/03	64,612	1.78	5.22	1.78	558 days
	10/07/03	16,666	1.78	6.60	1.78	746 days
	10/07/03	83,334	1.78	6.60	1.78	746 days
	10/07/03	72,856	1.78	8.63	1.78	1,012 days
	10/07/03	15,557	1.78	8.63	1.96	1,012 days
	10/07/03	11,587	1.78	9.49	1.96	1,012 days
	10/07/03	25,000	1.78	2.85	1.96	1,270 days
	10/07/03	50,000	1.78	4.98	1.96	1,321 days
Robert C. Streiter	10/07/03	100,000	1.78	1.88	1.78	202 days
President and Chief	10/07/03	50,000	1.78	4.81	1.78	518 days
Financial Officer	10/07/03	50,000	1.78	9.41	1.78	794 days
	10/07/03	50,000	1.78	13.00	1.78	847 days
	10/07/03	100,000	1.78	8.63	1.78	1,012 days
	10/07/03	25,000	1.78	2.85	1.78	1,270 days
	10/07/03	100,000	1.78	4.98	1.78	1,321 days
Steve E. Chupik	10/07/03	10,267	1.78	1.88	1.78	202 days
Vice President	10/07/03	25,000	1.78	1.72	1.78	243 days
Administration	10/07/03	15,000	1.78	6.50	1.78	685 days
	10/07/03	10,000	1.78	9.75	1.78	1,048 days
	10/07/03	10,000	1.78	2.50	1.78	1,525 days
James J. Polakiewicz	10/07/03	21,275	1.78	1.88	1.78	685 days
Secretary, Treasurer and	10/07/03	10,000	1.78	9.41	1.78	794 days
Chief Financial Officer	10/07/03	10,000	1.78	9.75	1.78	1,048 days
	10/07/03	10,000	1.78	2.85	1.78	1,270 days
	10/07/03	10,000	1.78	4.98	1.78	1,321 days
	10/07/03	10,000	1.78	2.50	1.78	1,525 days

      In addition, set forth below is certain information on options of Messrs. Streiter, Chupik and Polakiewicz which were “repriced” within the past ten years. At the time of such “repricings” none of Messrs. Streiter, Chupik or Polakiewicz was an executive officer of the Company.

						Length of
		Number of	Market	Exercise		Original
		Securities	Price of	Price of		Option
		Underlying	Stock at	Stock at		Term
		Options	Time of	Time of	New	Remaining
		Repriced or	Repricing or	Repricing or	Exercise	at Date of
		Amended	Amendment	Amendment	Price	Repricing or
Name	Date	#	$	$	$	Amendment

Robert Streiter	10/21/98	15,000	$1.875	4.59	$1.875	1,635 days
Steve E. Chupik	10/30/96	5,000	4.560	10.09	4.560	1,473 days
	10/21/98	5,000	1.875	4.56	1.875	1,104 days
	10/21/98	5,000	1.875	4.187	1.875	1,515 days
James J. Polakiewicz	10/30/96	2,500	4.560	10.09	4.560	1,473 days
	10/21/98	7,500	1.875	5.94	1.875	587 days
	10/21/98	2,500	1.875	4.56	1.875	1,104 days
	10/21/98	10,000	1.875	3.625	1.875	1,397 days

March 10, 2004

Richard E. Gormley
Donald K. Grierson
Frederic A. Heim

Compensation Committee Interlocks and Insider Participation

      The Board has a Compensation Committee, which until March 25, 2004 included Marshall D. Butler. For services to the Company, Marshall Butler, formerly Chairman and Chief Executive Officer of the Company, received compensation of $19,375 in fiscal year 2003.

      Effective on October 1, 2002, 33 Bridge Investors, LLC (“33 Bridge”), an entity in which Marshall D. Butler, a director of the Company owns 50% of the equity interest, and Wakefield Thermal Solutions, Inc. (“Wakefield”), a wholly-owned subsidiary of the Company, entered into a lease whereby Wakefield leased from 33 Bridge Wakefield’s Pelham, New Hampshire manufacturing facility for 15 years. Wakefield is responsible for operating expenses including taxes, utilities, insurance and maintenance. The obligations of Wakefield under the lease are guaranteed by the Company. Wakefield incurred rental expense of approximately $629,000 in the 2003 fiscal year related to this lease.

COMPENSATION COMMITTEE REPORT

      Until March 25, 2004 the Compensation Committee (the “Committee”) of the Board of Directors consisted of three directors, Marshall Butler, Donald K. Grierson and Frederic A. Heim, and the Stock Option Committee, which administered the Company’s stock option plans, consisted of three directors, Donald K. Grierson, Richard E. Gormley and Frederic A. Heim.

      The Compensation Committee approves the compensation for the CEO, the COO and other executive officers.

Compensation Policy for Executive Officers

      The Committee’s policy is that the Company’s executive officers should be paid a salary commensurate with their responsibilities, should receive short-term incentive compensation in the form of a bonus tied to the Company’s earnings, and should receive long-term incentive compensation in the form of stock options.

      The policy with respect to salary of the executive officers, other than the CEO and COO, is that it should be in an amount recommended by the CEO and COO, and the 2003 salary of such executive officers are in the amount so recommended. The considerations entering into the determination by the CEO and COO of the salary for the named executive officers other than the CEO and COO, were the subjective evaluations of the ability and past performance of the executives and their judgment of the executive’s potential for enhancing the profitability of the Company. In addition, the Committee’s policy is that executive officers should receive short term incentive compensation in the form of bonuses targeted to the Company’s earnings.

      The COO’s salary for the fiscal year ended October 26, 2003 was based upon the employment agreement between the Company and the COO effective November 1, 2000. That employment agreement provided for a base salary of $260,000, subject to annual review of such base salary, plus a bonus based upon the Company achieving certain approved targeted earnings.

      Bonuses for the executive officers are based upon the Company achieving certain targeted earnings and the executive’s position and extent to which executive could contribute to the Company’s performance. For fiscal 2003, no bonuses were paid to executive officers because the Company did not achieve the targeted earnings.

      The Stock Option Committee’s policy is generally to grant options to executives and other key employees under the Company’s Stock Option Plans after consideration of the amounts recommended by the CEO and COO. The recommendations of the CEO and COO for option grants reflect the subjective judgment of the CEO and COO of the performance of employees and the potential benefit to the Company from the grant of this form of incentive compensation. See report of Stock Option Committee above on repricing of options.

Compensation of the CEO in 2003

      For fiscal 2003, Mr. L. Butler’s salary was based upon the employment agreement between the Company and Mr. L. Butler which was effective November 1, 2000. No bonus was paid to Mr. L. Butler in fiscal 2003 because the Company did not achieve its targeted earnings. The Committee believes that granting the chief executive officer with stock options best aligns his interests with those of the Company’s stockholders. See report of Stock Option Committee above on repricing of options.

March 10, 2004

Marshall D. Butler
Donald K. Grierson
Frederic A. Heim

PERFORMANCE GRAPH

      The graph below compares the cumulative total shareholder’s return of the common stock of the Company for the last five years with the NASDAQ Composite Index and the Standard & Poor’s Electronic Components and Parts Manufacturers. The graph assumes the value of the fixed investment was $100 on October 31, 1998, and that all dividends were reinvested.

		NASDAQ	Industry
Measurement Period	Alpha	Composite	Group

October 31, 1998	100	100	100
October 31, 1999	307	167	150
October 31, 2000	600	190	179
October 31, 2001	311	95	20
October 31, 2002	89	75	79
October 31, 2003	100	110	98

AUDIT COMMITTEE REPORT

      The Audit Committee has reviewed the Company’s audited consolidated financial statements for the year ended October 26, 2003 and discussed such statements with management and the Company’s independent auditors Deloitte & Touche LLP. Management represented to the Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles. Management is responsible for the financial statements and the reporting process, including the system of internal controls. The independent auditors are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States.

      The Audit Committee has discussed with Deloitte & Touche LLP the matters required to be discussed by Statement of Auditing Standards No. 61 (Communication with Audit and Finance Committees, as amended). The Audit Committee received from Deloitte & Touche LLP the written disclosures and letters required by Independence Standards Board Standard No. 1.

      Based on the review and discussions with management and the independent accountants described above, the Audit Committee recommended that the Company’s audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended October 26, 2003, filed with the Securities and Exchange Commission.

March 10, 2004

Richard E. Gormley
Donald K. Grierson
Frederic A. Heim

Audit and Related Fees

      Aggregate fees for professional services rendered by the Company’s independent accountants for the Company for the fiscal years ended October 26, 2003 and October 27, 2002 were as follows:

	For the Years Ended

	October 26,	October 27,
Type of Fee	2003	2002

Audit Fees	$119,000	$89,000
Audit Related Fees	$10,000	$8,000
Tax Fees	$65,000	$64,000
All Other Fees	$0	$0

Total	$194,000	$161,000

      The Audit fees for the fiscal years ended October 26, 2003 and October 27, 2002, respectively, were for professional services rendered for the audits of the consolidated financial statements of the Company and statutory audits. Audit related fees for the fiscal years ended October 26, 2003 and October 27, 2002, respectively, were for the audits of the Company’s employee benefit plans. Tax fees for the fiscal years ended October 26, 2003 and October 27, 2002, respectively, were for services related to federal and state tax compliance and advice.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

      The Audit Committee pre-approves all audit and non-audit services provided by the independent auditors prior to the engagement of the independent auditors with respect to such services. The Chairman of the Audit Committee has been delegated the authority by the Committee to pre-approve the engagement of the independent auditors when the entire Committee is unable to do so. The Chairman must report such pre-approvals to the entire Audit Committee at the next committee meeting. In 2003 all audit related fees were approved by the Audit Committee.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s officers and directors, and holders of more than ten percent of a registered class of the Company’s equity securities, to file reports of ownership of such securities with the Securities and Exchange Commission. Officers, directors and greater than ten percent beneficial owners are required by applicable regulations to furnish the Company with copies of all Section 16(a) forms they file. Other than Lawrence Butler and Marshall D. Butler, the Company is not aware of a beneficial owner of more than ten percent of its Common Stock.

      Based on a review of the copies of Forms 3,4 and 5 furnished to the Company, the Company believes that all Section 16(a) filing requirements applicable to its officers, directors and ten percent holders were complied within a timely manner during fiscal year 2003.

Item 2.	Consideration of Approval of Amendment to the 1994 Stock Option Plan

      At this Annual Meeting, stockholders will be asked to approve an amendment to the Company’s 1994 Plan to provide that options to purchase shares of Common Stock of the Company automatically granted pursuant to the 1994 Plan to non-employee directors elected at Annual Meetings of Stockholders from 1998 to 2003 be exercisable until five years from the date of grant. Currently, the 1994 Plan provides that these options are exercisable until the date that is the earlier of five years from the date of grant or 90 days after the optionees cease to be a director of the Company. Marshall D. Butler, Donald K. Grierson, and Frederic A. Heim who have been directors of the Company since April 1993, February 1988 and April 1993 respectively, are not standing for reelection. Each of Messrs. Marshall Butler, Grierson and Heim exchanged his non-employee director options for new options pursuant to the offer to exchange options made by the Company on February 28, 2003 described above and they currently own options granted pursuant to the 1994 Plan to purchase an aggregate of 233,333 shares of Common Stock of the Company at an exercise price of $1.78 per share, none of which have been exercised. If the amendment is approved, these options will expire in October 2008.

      The Board of Directors believes that it is appropriate, in light of the long service of each director and their efforts in guiding the Company through the recent, very difficult economic environment, that the exercise period of the options granted to the Retiring Directors be preserved at five years from date of grant.

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE PROPOSAL TO APPROVE THE AMENDMENT TO THE 1994 PLAN.

Item 3.	Consideration of Approval of 2004 Stock Option Plan

      The Board of Directors recommends the approval of the Alpha Technologies Group, Inc. 2004 Stock Option Plan (the “2004 Plan”) under which options to purchase a total of 650,000 shares of the Company’s Common Stock will be made available for grants. Currently there are 1,841,208 shares of Common Stock subject to outstanding options and 113,319 shares available for grant under the Company’s 1994 Plan. The 1994 Plan will terminate on September 12, 2004. Upon its termination, no additional options may be granted under the 1994 Plan.

      The Board of Directors believes it to be in the best interest of the Company to adopt the 2004 Plan to have available sufficient options to attract and retain the services of valued employees, directors and consultants. Accordingly, on March 25, 2004, the Board of Directors adopted the 2004 Plan, subject to approval by stockholders, and recommends that stockholders approve it.

Summary of the 2004 Plan

      The following summary of the 2004 Plan is not intended to be complete, and is qualified in its entirety by reference to the 2004 Plan in the form for which approval is sought, a copy of which is attached hereto as Appendix B.

      The primary purpose of the 2004 Plan is to provide a continuing, long-term incentive to certain employees, directors and consultants of the Company and its subsidiaries so that the Company will be able to attract and retain qualified personnel and provide such individuals with a sense of proprietorship and personal involvement in the development and financial success of the Company.

      Options granted to employees under the 2004 Plan may be either incentive stock options, within the meaning of Section 422(b) of the Internal Revenue Code of 1986, as amended (the “Code”), (“Incentive Stock Options”) or options (“NQOs”)which do not constitute Incentive Stock Options. Options granted to non employee directors and consultants under the 2004 Plan will be NQOs. The 2004 Plan is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974 (“ERISA”) nor is it a qualified plan under Section 401(a) of the Code. See “Federal Income Tax Consequences,” below.

Administration

      The 2004 Plan is administered by the Compensation Committee (the “Committee”) appointed by the Board of Directors (the “Board”) consisting of not less than two non-employee members of the Board within the meaning of Rule 16b-3 promulgated under the Exchange Act and Section 162(m) of the Code. The interpretations and constructions by the Committee of any provisions of the 2004 Plan and of Options granted thereunder, and such determinations of the Committee as it deems appropriate for the administration of the 2004 Plan and of Options granted thereunder, are final and conclusive on all persons having any interest thereunder.

      The Committee has the authority, in its discretion and subject to the express provisions of the 2004 Plan, to determine the individuals to receive Options, the time when they will receive such Options, the purchase price and the number of shares which will be subject to each Option, and the other terms and provisions of the respective Options (which need not be identical).

Eligibility and Extent of Participation

      Options may be granted only to employees, consultants and directors of the Company and its subsidiaries. Incentive Stock Options may be granted only to individuals who are employees (including officers and directors who are also employees) of the Company or any parent or subsidiary corporation (as defined in Section 424 of the Code) of the Company at the time the Option is granted; provided, however, that Options which do not constitute Incentive Stock Options may be granted to individuals who are consultants or directors of the Company or any such parent or subsidiary corporation. As of March 25, 2004, approximately 330 individuals were eligible to receive Options to be granted under the 2004 Plan. Subject to the terms of the 2004 Plan, the Committee has full and final authority to determine the persons who are to be granted Options under the 2004 Plan and the number of shares subject to each Option.

      Subject to stockholder approval at this Annual Meeting, under the 2004 Plan, directors who do not serve as officers or employees of the Company or any of its subsidiaries, automatically will receive options to purchase 15,000 shares at each Annual Meeting to be held beginning in 2004 and ending upon the termination of the 2004 Plan on December 31, 2009. Such options vest one year from the date of grant, are exercisable at the fair market value on the date of grant and expire five years from the date of grant. No options will be granted under the 1994 Plan to non-employee directors if the 2004 Plan is approved.

Purchase Price and Exercise of Options

      The purchase price for each share issuable upon exercise of an Option shall be determined by the Committee but for Incentive Stock Options shall not be less than 100% of the fair market value of such share on the date the Option is granted, except that no Incentive Stock Option shall be granted to an individual if, at the time the Option is granted, such individual beneficially owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its parent or subsidiary corporation, within the meaning of Section 422(b)(6) of the Code, unless (i) at the time such Option is granted the option price is at least 110% of the fair market value of the shares subject to the Option and (ii) such Option by its terms is not exercisable after the expiration of five years from the date of the grant. To the extent that the aggregate fair market value (determined at the time the respective Incentive Stock Option is granted) of stock with respect to which Incentive Stock Options are exercisable for the first time by an individual during any calendar year under all incentive stock options plans of the Company and its parent and subsidiary corporations exceeds $100,000, such excess Incentive Stock Options shall be treated as Options which do not constitute Incentive Stock Options. The Committee may authorize the purchase price to be paid in whole, or in part, by delivery of shares of the Company’s Common Stock having a fair market value equal to the option exercise price.

      An Option may be exercised in such amounts and at such times as may be determined by the Committee at the time of grant of such Option. To the extent that an Option is not exercised within the period of exercisability fixed by the Committee, it will expire as to the then unexercised part.

      The last sale price of a Share reported on the NASDAQ National Market on March 25, 2004 was $1.55 per share.

Expiration and Transfer of Options

      Options are non-transferable, except by will or by the laws of descent and distribution. During the lifetime of each Option holder, only the Option holder may exercise his Option.

Adjustment of Shares

      If any change is made in the shares subject to the 2004 Plan, or subject to any Option granted under the 2004 Plan, through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, combination of shares, rights offerings, change in the corporate structure of the Company, or otherwise, such adjustment shall be made as to the maximum number of shares subject to the 2004 Plan, and the number of shares and prices per share of stock subject to out-standing Options as the Committee may deem appropriate.

      The 2004 Plan is effective upon the date of adoption by the Board, provided it is approved by the stockholders of the Company at the Annual Meeting. Except with respect to Options then outstanding, the 2004 Plan terminates on December 31, 2009, after which no further Options shall be granted.

Amendments to and Termination of the 2004 Plan

      The Board in its discretion may terminate the 2004 Plan at any time with respect to any shares for which Options have not theretofore been granted. The Board shall have the right to alter or amend the 2004 Plan or any part thereof from time to time; provided, that no change in any Option theretofore granted may be made which would impair the rights of the Optionee without the consent of such Optionee; and provided, further, that (i) the Board may not make any alteration or amendment which would decrease any authority granted to the Committee hereunder in contravention of Rule 16b-3 and (ii) the Board may not make any alteration or amendment which would materially increase the benefits accruing to participants under the 2004 Plan, increase the aggregate number of shares which may be issued pursuant to the provisions of the 2004 Plan, change the class of individuals eligible to receive Options under the 2004 Plan or extend the term of the 2004 Plan, without the approval of the stockholders of the Company.

Federal Income Tax Consequences

      The following summary of the Federal income tax consequences of the grant and exercise of Options, and the disposition of shares purchased pursuant to the exercise of Options, is intended to reflect the current provisions of the Code and the regulations thereunder. This summary is not intended to be a complete statement of applicable law, nor does it deal with state and local tax considerations.

Incentive Stock Options

      The following is a discussion of the Federal income tax treatment accorded to Incentive Stock Options.

      No taxable income will be recognized by the Option holder at the time of a grant or exercise of an Option. The excess of the fair market value of the Common Stock over the option price at the date of exercise of an Option is an adjustment for purposes of computing the alternative minimum tax.

      If the requirements of Section 422a of the Code are met by the Option holder (including the requirement that no disposition of such shares is made by the Option holder within two years after the grant of the Option or within one year after the exercise of such Option), then any gain or loss realized by the Option holder upon disposition of such shares will be treated as a capital gain or loss (assuming such shares are held as a capital asset by the Option holder). If the requirements of section 422a of the Code are met, the Company will not be entitled to any deduction for Federal income tax purposes as a result of the issuance of such shares pursuant to the exercise of the Option. If shares acquired on exercise of an Option are disposed of prior to the expiration of either of the required holding periods described above (a “disqualifying disposition”), the Option holder will recognize ordinary income in the year in which the disposition of such shares occurs. The amount of such ordinary income will be the excess of (a) the lower of the amount realized on disposition of such shares or the fair market value of such shares on the date of exercise of such Option, over (b) the exercise price. In addition, capital gain may be recognized by the Option holder (assuming such shares are held as a capital asset for more than twelve months by the Option holder) in an amount equal to the excess of the amount realized on the disqualifying disposition over the sum of the exercise price and the ordinary income recognized by the Option holder. The Company (or the employer of the Option holder) will ordinarily be entitled to a deduction for Federal income tax purposes at the time of the disqualifying disposition in an amount equal to the ordinary income recognized by the Option holder.

      If an Option is exercised by the estate of an Option holder, the holding periods do not apply, and the estate will not recognize any ordinary income when it disposes of the shares acquired upon the exercise of such Option. The estate, however, may recognize long-term capital gain, and the Company will not be entitled to any deduction for Federal income tax purposes.

Non-Incentive Options

      No tax obligation will arise for the optionee or the Company upon the granting of non-qualified stock options under the 2004 Plan. Upon exercise of a non-qualified stock option, an optionee will recognize ordinary income in an amount equal to the excess, if any, of the fair market value, on the date of exercise, of the stock acquired over the exercise price of the option. Thereupon, the Company will be entitled to a tax deduction in an amount equal to the ordinary income recognized by the optionee. Any additional gain or loss realized by an optionee on disposition of the shares generally will be capital gain or loss to the optionee and will not result in any addition tax deduction to the Company.

Equity Compensation Plan Information

      The following table sets forth a description of the Company’s equity compensation plans as of October 26, 2003:

	Number of Securities to	Weighted-Average
	Be Issued Upon Exercise	Exercise Price of	Number of Securities
	of Outstanding Options and	Outstanding Options	Remaining Available
	Warrants	and Warrants	for Future Issuance

Stock option plan approved by shareholders	1,586,208	$1.77	368,319
Stock option plans not approved by shareholders	—	—	—
Warrants not approved by shareholders(1)	508,225	1.66	—

	2,094,433	$1.74	368,319

(1)	All the warrants were approved by the Board of Directors but not approved by the shareholders. Warrants to purchase an aggregate of 250,000 shares of the Company’s Common Stock were granted to the members of 33 Bridge Investors, LLC as part a sale and leaseback transaction. Marshall Butler, a director of the Company and a member of 33 Bridge Investors received 125,000 of such warrants. Warrants to purchase an aggregate of 258,225 shares of the Company’s Common Stock were granted to the Company’s Lenders pursuant to the provisions of the First, Second and Seventh Amendments to its Credit Agreement.

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE PROPOSAL TO APPROVE THE 2004 STOCK OPTION PLAN

THE COMPANY’S INDEPENDENT PUBLIC ACCOUNTANTS

      Deloitte & Touche LLP was appointed the Company’s independent public accountants for fiscal 2003. No representative of Deloitte & Touche LLP is expected to be present at the 2004 Annual Meeting of Stockholders. The Company has appointed Deloitte & Touche LLP independent accountants to audit its financial statements for the year ended October 31, 2004.

      Effective May 9, 2002, the Company engaged Deloitte & Touche LLP as the independent auditors. The decision to change the Company’s independent auditors was recommended by the Audit Committee and approved by the Board of Directors of the Company. The Company dismissed its previous certifying accountant, Grant Thornton LLP (“Grant Thornton”) effective May 9, 2002.

      Grant Thornton’s report on the Company’s financial statements for the fiscal years ended October 28, 2001 and October 29, 2000 were unqualified. There were no disagreements with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure during those fiscal years, and in the subsequent interim period through May 9, 2002, the date the relationship ended, which, if not resolved to Grant Thornton’s satisfaction, would have caused Grant Thornton to make reference to the subject matter of the disagreement(s) in connection with its Report.

      The Company requested Grant Thornton to furnish a letter addressed to the Commission stating whether it agrees with the statements made by the Company, and, if not, stating the respects in which it does not agree. Each of Deloitte & Touche LLP and Grant Thorton has informed the Company that it does not believe that the statements made in this Proxy Statement by the Company with respect to the change in accountants are incorrect or incomplete.

      Prior to its engagement as the Company’s independent auditors, Deloitte & Touche LLP had not been consulted by the Company either with respect to the application of accounting principles to a specific transaction or the type of audit opinion that might be rendered on the Company’s financial statements.

OTHER BUSINESS

      The Board of Directors knows of no other business to be acted upon at the meeting. However, if any other business properly comes before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote on such matters in accordance with their best judgment.

      The prompt return of your proxy will be appreciated and helpful in obtaining the necessary vote. Therefore, whether or not you expect to attend the meeting, please complete, sign and date the enclosed form of proxy and return it in the enclosed envelope.

Stockholder’s Proposals

      From time to time stockholders present proposals which may be proper subjects for inclusion in the Proxy Statement and for consideration at an annual meeting. Stockholders who intend to present proposals at the 2005 Annual Meeting, and who wish to have such proposals included in the Company’s Proxy Statement for the 2005 Annual Meeting, must be certain that such proposals are received by the Company’s Secretary at the Company’s executive offices, 11990 San Vicente Boulevard, Suite 350, Los Angeles, California 90049 not later than December 9, 2004. Such proposals must meet the requirements set forth in the rules and regulations of the Securities and Exchange Commission in order to be eligible for inclusion in the Proxy Statement. Stockholders who intend to present a proposal at the 2005 Annual Meeting but who do not wish to have such proposal included in the Company’s Proxy Statement for such meeting must be certain that notice of such proposal is received by the Company’s Secretary at the Company’s executive offices not later than February 15, 2005.

By Order of the Board of Directors,

LAWRENCE BUTLER,
Chairman and Chief Executive Officer

Dated:     March 29, 2004

      A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED OCTOBER 26, 2003 WILL BE SENT WITHOUT CHARGE TO ANY STOCKHOLDER REQUESTING IT IN WRITING FROM: INVESTOR RELATIONS, ALPHA TECHNOLOGIES GROUP, INC., 33 BRIDGE STREET, PELHAM, NH 03076

APPENDIX A

ALPHA TECHNOLOGIES GROUP, INC.

AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

CHARTER

I.	Purpose

      The purposes of the Audit Committee shall be:

A. To fulfill the Board’s oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to: integrity of the Company’s financial statements and the financial reporting process; the systems of internal accounting and financial reporting controls; the performance of the Company’s independent auditors; the independent auditor’s qualifications and independence; annual independent audit of the Company’s financial statements, and the Company’s compliance with legal and regulatory requirements. In so doing, it is the responsibility of the Committee to maintain free and open communication between the Committee, independent auditors and management of the Company; and

B. To prepare the report for inclusion in the Company’s annual proxy statement in accordance with applicable law.

II.	Structure and Operations

      A.     Composition and Qualification

      The Audit Committee shall be comprised of three or more members of the Board of Directors. The members of the Audit Committee shall meet the independence, experience and knowledge requirements of the NASDAQ Stock Market, as finally adopted, and the Sarbanes-Oxley Act of 2002 (the “Act”), as appropriate, including the rules and regulations promulgated by the Securities and Exchange Commission to implement the Act. Audit committee members shall not simultaneously serve on the audit committees of more than two other public companies.

      B.     Appointment and Removal

      The members of the Audit Committee shall be appointed by the Board on the recommendation of the Nominating Committee and shall serve until such member’s successor is duly elected and qualified or until such member’s earlier resignation or removal. Vacancies shall be filled in a similar manner. Audit Committee members may be removed with or without cause by the majority vote of the directors then in office.

      C.     Chairman

      Unless the Chairman is elected by the full Board of Directors, the members of the Committee shall designate a Chairman by the majority vote of the full Committee membership. The Chairman will chair all regular sessions of the Committee and, in consultation with the other Committee members, set the agendas for Committee meetings. The Chairman shall ensure that such agendas are circulated to the other Committee members in advance of each meeting.

      D.     Delegation to Subcommittees

      The Audit Committee may form and delegate authority to subcommittees, including the authority to grant preapprovals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant preapprovals shall be presented to the full Audit Committee at its next scheduled meeting. Any subcommittee shall consist of one or more members of the Audit Committee.

III.	Meetings

      The Audit Committee shall meet at least quarterly or more frequently as circumstances dictate. The Chairman of the Committee shall call meetings of the Audit Committee. A majority of the members of the Audit Committee present in person or by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other shall constitute a quorum.

      The Audit Committee shall meet periodically with management and the independent auditor in separate executive sessions. The Audit Committee may request any officer or employee of the Company or the Company’s outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

      The Audit Committee shall make reports to the Board of Director after each of its meetings, or as it deems necessary. The report to the Board of Directors may take the form of an oral or written report by the Chairman or any other member of the Audit Committee designated by the Audit Committee to make such report. The Audit Committee shall maintain minutes or other records of meeting and activities of the Audit Committee.

IV.	Responsibilities and Duties

      The functions listed below shall be principal activities of the Audit Committee in carrying out its responsibilities outlined in Section I of this Charter. However the Committee may carry out additional functions and adopt additional policies and procedure as may be appropriate in light of changing business, legislative, regulatory, legal or other conditions. The Committee shall also carry out any other responsibilities and duties delegated to it by the Board of Directors related to its purposes as outlined in this Charter.

      The following are within the authority of the Audit Committee:

      Independent Auditor

      1. Sole authority to appoint and terminate independent auditor and to approve in advance all audit engagement fees and terms.

      2. Inform the independent auditor that such firm shall report directly to the Audit Committee.

      3. Oversee the work of the independent auditor for the purpose of preparing or issuing an audit report or related work, including resolution of disagreements between management and the independent auditor regarding financial reporting.

      4. Review and approve in advance, in its sole discretion, all auditing services and permitted non-audit services, including fees and terms, to be performed for the Company by its independent auditor, subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)B of the Exchange Act which are approved by the Audit Committee prior to completion of the audit.

      5. Review, at least annually, the qualifications, performance and independence of the independent auditors, including considering whether the auditor’s quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the auditor’s independence. The Audit Committee shall present its conclusions with respect to the independent auditor to the Board of Directors of the Company. In conducting its review and evaluation, the Committee should:

(a) Obtain and review a report by the independent auditor describing (i) the independent auditor’s internal quality-control procedures; (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditor, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the auditing firm, and any steps taken to deal with any such issues, and (iii) to assess the auditor’s independence, all relationships between the independent auditor and the Company.

(b) Evaluate the lead partner (having primary responsibility for the audit) of the independent audit team.

(c) Ensure the rotation of the lead partner, the audit partner responsible for reviewing the audit, and other audit partners, as required by law, and consider whether there should be regular rotation of the audit firm itself.

(d) Obtain from the independent auditor assurance that (i) the independent auditor is not providing any prohibited non-audit services as provided in the Act and the rules implementing the Act, and (ii) that the independent auditor will be in compliance with the restrictions on audit partner compensation on a timely basis.

(e) Take into account the opinions of management.

      6. Meet with the independent auditor prior to the audit to review the scope, planning and staffing of the audit.

      Financial Reporting

      7. Discuss and review with management and the independent auditor the annual audited financial statements and quarterly financial statements, including disclosures made in “Management’s Discussion and Analysis of Financial Condition and Results of Operations”.

      8. Review and discuss with management and the independent auditor:

(a) major issues regarding accounting principles and financial statement preparation, including any significant changes in the Company’s selection or application of accounting principles, any major issues as to the adequacy of the Company’s internal controls and any special steps adopted in light of material control deficiencies.

(b) analyses prepared by the independent auditor and/or management setting forth significant reporting issues and judgments made in connection with the preparation of the financial statements, including analysis of the effects of alternative generally accepted accounting principles methods on the financial statements of the Company.

      9. Prior to filing of the audit report with the Securities and Exchange Commission and more frequently as otherwise may be necessary or desirable and review and discuss reports from the independent auditors on:

(a) All critical accounting policies and practices to be used.

(b) All alternative treatments of financial information within generally accepted accounting principles related to material items that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor.

(c) Other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

      10. Make recommendations to the Board as to whether the audited financial statements should be included in the Company’s Form 10-K.

      11. Review disclosures made to the Audit Committee by the Company’s CEO and CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company’s internal controls.

      12. Discuss with management and the independent auditor the effect on the Company’s financial statements of off-balance sheet arrangements including contractual obligations and contingent liabilities and commitments relating to off-balance sheet arrangements and regulatory and accounting initiatives.

      13. Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit and review with the independent auditor (a) any audit problems or other difficulties encountered by the auditor in the course of the audit process, including any restrictions on the scope of the independent auditor’s activities or on access to requested information, and any significant disagreements with management and (b) management’s responses to such matters. Without excluding other possibilities, the Audit Committee may wish to review with the independent auditor (i) any accounting adjustments that were noted or proposed by the auditor but were “passed” (as immaterial or otherwise), (ii) any communications between the audit team and the audit firm’s national office respecting auditing or accounting issues presented by the engagement and (iii) any “management” or “internal control” letter issued, or proposed to be issued, by the independent auditor to the Company.

      Compliance/ General Responsibilities

      14. Obtain from the independent auditor assurance that there are no matters concerning which the Audit Committee needs to be informed by the independent auditor pursuant to Section 10A(b) of the Exchange Act.

      15. Review and make a decision whether to approve any related party transactions.

      16. Recommend to the Board policies for the Company’s hiring of employees or former employees of the independent auditor who participated in any capacity in an audit of the Company.

      17. Discuss with management the Company’s policies with respect to risk assessment and risk management policies and the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures.

      18. Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

      19. Review with the Company’s outside General Counsel legal matters that may have a material impact on the financial statements or the Company’s compliance policies and any material reports or inquiries received from regulators or government agencies.

      Evaluation

      20. Review and evaluate the adequacy of this Charter annually and recommend to the Board any changes deemed appropriate by the Audit Committee.

      21. Review its own performance annually.

V.	Committee Resources

      The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Audit Committee shall have the sole authority to approve the fees payable to such advisors and any other terms of retention, such fees to be borne by the Company.

VI.	Limitation of Audit Committee’s Role

      While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor.

APPENDIX B

ALPHA TECHNOLOGIES GROUP, INC.

2004 STOCK OPTION PLAN

I.	Purpose of the Plan

      The ALPHA TECHNOLOGIES GROUP, INC. 2004 STOCK OPTION PLAN, (the “Plan”), is intended to provide a means whereby certain employees, consultants and directors of ALPHA TECHNOLOGIES GROUP, INC., a Delaware corporation, and its subsidiaries (the “Company”) may develop a sense of proprietorship and personal involvement in the development and financial success of the Company, and to encourage them to remain with and devote their best efforts to the business of the Company, thereby advancing the interests of the Company and its stockholders. Accordingly, the Company may grant to certain employees, consultants and directors (“Optionees”) the option (“Option”) to purchase shares of the common stock of the Company (“Stock”), as hereinafter set forth. Options granted to employees under the Plan may be either incentive stock options (“Incentive Stock Options”), within the meaning of Section 422(b) of the Internal Revenue Code of 1986, as amended (the “Code”), or options which do not constitute Incentive Stock Options. Options granted to consultants and non-employee directors under the Plan will be Options which do not constitute Incentive Stock Options.

II.	Administration

      The Plan shall be administered by a committee (the “Committee”) of, and appointed by, the Board of Directors of the Company (the “Board”), and the Committee shall be (a) comprised solely of two or more outside directors (within the meaning of Section 162(m) of the Code and applicable interpretive authority thereunder), and (b) constituted so as to permit the Plan to comply with Rule 16b-3, as currently in effect or as hereinafter modified or amended (“Rule 16b-3”), promulgated under the Securities Exchange Act of 1934, as amended (the “1934 Act”). The Committee shall have authority to select the Optionees from among those individuals eligible hereunder and to establish the number of shares which may be issued under each Option. In selecting the Optionees from among individuals eligible hereunder and in establishing the number of shares that may be issued under each Option, the Committee may take into account the nature of the services rendered by such individuals, their present and potential contributions to the Company’s success and such other factors as the Committee in its discretion shall deem relevant. The Committee is authorized to interpret the Plan and may from time to time adopt such rules and regulations, consistent with the provisions of the Plan, as it may deem advisable to carry out the Plan. All decisions made by the Committee in selecting the Optionees, in establishing the number of shares which may be issued under each Option and in construing the provisions of the Plan shall be final.

III.	Option Agreements

      (a) Each Option shall be evidenced by a written agreement between the Company and the Optionee (“Option Agreement”) which shall contain such terms and conditions as may be approved by the Committee. The terms and conditions of the respective Option Agreements need not be identical. Specifically, an Option Agreement may provide for the surrender of the right to purchase shares under the Option in return for a payment in cash or shares of Stock or a combination of cash and shares of Stock equal in value to the excess of the fair market value of the shares with respect to which the right to purchase is surrendered over the option price therefor (“Stock Appreciation Rights”), on such terms and conditions as the Committee in its sole discretion may prescribe; provided, that, except as provided in Subparagraph VIII(c) hereof, the Committee shall retain final authority (i) to determine whether an Optionee shall be permitted, or (ii) to approve an election by an Optionee, to receive cash in full or partial settlement of Stock Appreciation Rights. Moreover, an Option Agreement may provide for the payment of the option price, in whole or in part, by the delivery of a number of shares of Stock (plus cash if necessary) having a fair market value equal to such option price.

      (b) For all purposes under the Plan, the fair market value of a share of Stock on a particular date shall be equal to the last reported sales price of the Stock (i) reported by the National Market System of

NASDAQ on that date or (ii) if the Stock is listed on a national stock exchange, reported on the stock exchange composite tape on that date; or, in either case, if no prices are reported on that date, on the last preceding date on which such price of the Stock is so reported. If the Stock is traded over the counter at the time a determination of its fair market value is required to be made hereunder, its fair market value shall be deemed to be equal to the average between the reported high and low or closing bid and asked prices of Stock on the most recent date on which Stock was publicly traded. In the event Stock is not publicly traded at the time a determination of its value is required to be made hereunder, the determination of its fair market value shall be made by the Committee in such manner as it deems appropriate.

      (c) Each Option and all rights granted thereunder shall not be transferable other than by will or the laws of descent and distribution, and shall be exercisable during the Optionee’s lifetime only by the Optionee or the Optionee’s guardian or legal representative.

IV.	Eligibility of Optionee

      (a) Incentive Stock Options may be granted only to individuals who are employees (including officers and directors who are also employees) of the Company at the time the Option is granted. Options may be granted to the same individual on more than one occasion. No Incentive Stock Option shall be granted to an individual if, at the time the Option is granted, such individual owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its parent or subsidiary corporation, within the meaning of Section 422(b)(6) of the Code, unless (i) at the time such Option is granted the option price is at least 110% of the fair market value of the Stock subject to the Option and (ii) such Option by its terms is not exercisable after the expiration of five years from the date of grant. To the extent that the aggregate fair market value (determined at the time the respective Incentive Stock Option is granted) of stock with respect to which Incentive Stock Options are exercisable for the first time by an individual during any calendar year under all incentive stock option plans of the Company exceeds $100,000, such excess Incentive Stock Options shall be treated as Options which do not constitute Incentive Stock Options. The Committee shall determine, in accordance with applicable provisions of the Code, Treasury Regulations and other administrative pronouncements, which of an Optionee’s Incentive Stock Options will not constitute Incentive Stock Options because of such limitation and shall notify the Optionee of such determination as soon as practicable after such determination.

      (b) On the day of each Annual Meeting of Shareholders beginning with the Meeting held in 2004, each person elected or re-elected as a director who is also not an employee of the Company shall be granted Options to purchase 15,000 shares of Stock. Such Options, which will not be Incentive Stock Options, shall be exercisable at the fair market value of stock on the day of the Annual Meeting, shall vest one year from the date of grant and shall be exercisable until the date that is five years from the date of grant.

V.	Shares Subject to the Plan

      The aggregate number of shares which may be issued upon exercise of Options granted upon exercise of the Plan shall not exceed 650,000 shares of Stock. Such shares may consist of authorized but unissued shares of Stock or previously issued shares of Stock reacquired by the Company. Any of such shares which remain unissued and which are not subject to outstanding Options at the termination of the Plan shall cease to be subject to the Plan, but, until termination of the Plan, the Company shall at all times make available a sufficient number of shares to meet the requirements of the Plan. Should any Option hereunder expire or terminate prior to its exercise in full, the shares theretofore subject to such Option may again be subject to an Option granted under the Plan to the extent permitted under Rule 16b-3. The aggregate number of shares which may be issued under the Plan shall be subject to adjustment in the same manner as provided in Paragraph VIII hereof with respect to shares of Stock subject to Options then outstanding.

      Exercise of an Option in any manner, including an exercise involving a Stock Appreciation Right, shall result in a decrease in the number of shares of Stock which may thereafter be available, both for purposes of the Plan and for sale to any one individual, by the number of shares as to which the Option is exercised.

      Separate stock certificates shall be issued by the Company for those shares acquired pursuant to the exercise of an Incentive Stock Option and for those shares acquired pursuant to the exercise of any Option which does not constitute an Incentive Stock Option.

VI.	Option Price

      The exercise price of Stock issued under each Option shall be determined by the Committee, but in the case of an Incentive Stock Option, such exercise price shall not be less than the fair market value of Stock subject to the Option on the date the Option is granted.

VII.	Term of Plan

      The Plan shall be effective upon the date of its adoption by the Board, provided the Plan is approved by the stockholders of the Company within twelve months thereafter. Notwithstanding any provision in this Plan or in any Option Agreement, no Option shall be exercisable prior to such stockholder approval.

      Except with respect to Options then outstanding, if not sooner terminated under the provisions of Paragraph IX, the Plan shall terminate upon and no further Options shall be granted after December 31, 2009.

VIII.	Recapitalization or Reorganization

      (a) The existence of the Plan and the Options granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of debt or equity securities, the dissolution or liquidation of the Company or any sale, lease, exchange or other disposition of all or any part of its assets or business or any other corporate act or proceeding.

      (b) The shares with respect to which Options may be granted are shares of Stock as presently constituted, but if, and whenever, prior to the expiration of an Option theretofore granted, the Company shall effect a subdivision or consolidation of shares of Stock or the payment of a stock dividend on Stock without receipt of consideration by the Company, the number of shares of Stock with respect to which such Option may thereafter be exercised (i) in the event of an increase in the number of outstanding shares shall be proportionately increased, and the exercise price per share shall be proportionately reduced, and (ii) in the event of a reduction in the number of outstanding shares shall be proportionately reduced, and the exercise price per share shall be proportionately increased.

      (c) If the Company recapitalizes, reclassifies its capital stock, or otherwise changes its capital structure (a “recapitalization”), the number and class of shares of Stock covered by an Option theretofore granted shall be adjusted so that such Option shall thereafter cover the number and class of shares of stock and securities to which the Optionee would have been entitled pursuant to the terms of the recapitalization if, immediately prior to the recapitalization, the Optionee had been the holder of record of the number of shares of Stock then covered by such Option. If (i) the Company shall not be the surviving entity in any merger, consolidation or other reorganization (or survives only as a subsidiary of an entity other than a previously wholly-owned subsidiary of the Company), (ii) the Company sells, leases or exchanges all or substantially all of its assets to any other person or entity (other than a wholly-owned subsidiary of the Company), or (iii) the Company is to be dissolved and liquidated, (each such event is referred to herein as a “Corporate Change”), no later than ten days after the approval by the stockholders of the Company of such merger, consolidation, reorganization, sale, lease or exchange of assets or dissolution, the Committee, acting in its sole discretion without the consent or approval of any Optionee, shall act to effect one or more of the following alternatives, (1) accelerate the time at which Options then outstanding may be exercised so that such Options may be exercised in full for a limited period of time on or before a specified date fixed by the Committee, after which specified date all unexercised Options and all rights of Optionees thereunder shall terminate, (2) require the mandatory surrender to the Company of some or all of the outstanding Options held by such Optionees (irrespective of whether such Options are then exercisable under the provisions of the Plan) as of a date, before or after such Corporate Change, specified by the Committee, in which event the Committee shall thereupon cancel such

Options and the Company shall pay to each Optionee an amount of cash per share equal to the excess, if any, of the amount calculated in Subparagraph (d) below (the “Change of Control Value”) of the shares subject to such Option over the exercise price(s) under such Options for such shares, (3) make such adjustments to Options then outstanding as the Committee deems appropriate to reflect such Corporate Change (provided, however, that the Committee may determine in its sole discretion that no adjustment is necessary to Options then outstanding) or (4) provide that the number and class of shares of Stock covered by an Option theretofore granted shall be adjusted so that such Option shall thereafter cover the number and class of shares of stock or other securities or property (including, without limitation, cash) to which the Optionee would have been entitled pursuant to the terms of the agreement of merger, consolidation or sale of assets and dissolution if, immediately prior to such merger, consolidation or sale of assets and dissolution, the Optionee had been the holder of record of the number of shares of Stock then covered by such Option.

      (d) For the purposes of clause (2) in Subparagraph (c) above, the “Change of Control Value” shall equal the amount determined in clause (i), (ii) or (iii), whichever is applicable, as follows: (i) the per share price offered to stockholders of the Company in any such merger, consolidation, reorganization, sale of assets or dissolution transaction, (ii) the price per share offered to stockholders of the Company in any tender offer or exchange offer whereby a Corporate Change takes place, or (iii) if such Corporate Change occurs other than pursuant to a tender or exchange offer, the fair market value per share of the shares into which such Options being surrendered are exercisable, as determined by the Committee as of the date determined by the Committee to be the date of cancellation and surrender of such Options. In the event that the consideration offered to stockholders of the Company in any transaction described in this Subparagraph (d) or Subparagraph (c) above consists of anything other than cash, the Committee shall determine the fair cash equivalent of the portion of the consideration offered which is other than cash.

      (e) Any adjustment provided for in Subparagraphs (b) or (c) above shall be subject to any required stockholder action.

      (f) Except as hereinbefore expressly provided, the issuance by the Company of shares of stock of any class or securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Stock subject to Options theretofore granted or the exercise price per share.

IX.	Amendment or Termination of the Plan

      The Board in its discretion may terminate the Plan at any time with respect to any shares for which Options have not theretofore been granted. The Board shall have the right to alter or amend the Plan or any part thereof from time to time; provided, that no change in any Option theretofore granted may be made which would impair the rights of the Optionee without the consent of such Optionee; and provided, further, that (i) the Board may not make any alteration or amendment which would decrease any authority granted to the Committee hereunder in contravention of Rule 16b-3 and (ii) the Board may not make any alteration or amendment which would materially increase the benefits accruing to participants under the Plan, increase the aggregate number of shares which may be issued pursuant to the provisions of the Plan, change the class of individuals eligible to receive Options under the Plan or extend the term of the Plan, without the approval of the stockholders of the Company.

X.	Securities Laws

      (a) The Company shall not be obligated to issue any Stock pursuant to any Option granted under the Plan at any time when the offering of the shares covered by such Option have not been registered under the Securities Act of 1933 and such other state and federal laws, rules or regulations as the Company or the Committee deems applicable and, in the opinion of legal counsel for the Company, there is no exemption from the registration requirements of such laws, rules or regulations available for the offering and sale of such shares.

      (b) It is intended that the Plan and any grant of an Option made to a person subject to Section 16 of the 1934 Act meet all of the requirements of Rule 16b-3. If any provision of the Plan or any such Option would disqualify the Plan or such Option under, or would otherwise not comply with, Rule 16b-3, such provision or Option shall be construed or deemed amended to conform to Rule 16b-3.

XI.	Approval of Amended and Restated Plan

      The Amended and Restated Plan was approved by the Company’s Board on March 25, 2004 and by the shareholders at the Company’s Annual Meeting of Shareholders held on May 13, 2004.

ALPHA TECHNOLOGIES GROUP, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON
MAY 13, 2004

     The Undersigned hereby appoints Lawrence Butler and Robert C. Streiter, and each of them, as the true and lawful attorneys, agents and proxies of the undersigned, with full power of substitution, to represent and to vote as designated on the reverse side, all shares of Common Stock, $.03 par value, of Alpha Technologies Group, Inc. (the “Company”) held of record by the undersigned as of the close of business on March 26, 2004 at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held on May 13, 2004, at The Jonathan Club, 850 Palisades Beach Road (Pacific Coast Highway), Sorrento Room, Santa Monica, CA 90403, and at any adjournments or postponements thereof. Any and all proxies heretofore given are hereby revoked.

     WHEN PROPERLY EXECUTED AND RETURNED, THIS PROXY WILL BE VOTED AS DESIGNATED BY THE UNDERSIGNED. IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED FOR EACH OF THE NOMINEES FOR DIRECTOR, FOR APPROVAL OF THE AMENDMENT TO THE 1994 STOCK OPTION PLAN AND FOR APPROVAL OF THE 2004 STOCK OPTION PLAN, AND AS SET FORTH IN THE PROXY STATEMENT, WILL BE VOTED IN THE DISCRETION OF THE PERSONS NAMED AS PROXIES HEREIN IN CONNECTION WITH ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THE BOARD OF DIRECTORS RECOMMENDS VOTING FOR SUCH NOMINEES, FOR APPROVAL OF THE AMENDMENT TO THE 1994 STOCK OPTION PLAN AND FOR APPROVAL OF THE 2004 STOCK OPTION PLAN.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE	SEE REVERSE SIDE

[X] Please mark votes as in this example.

1. ELECTION OF DIRECTORS TO A ONE-YEAR TERM.

Nominees: Greg Brogger, Lawrence Butler, Richard E. Gormley, Robert A. Kors and Robert C. Streiter.

Proxies not marked to withhold authority will be voted FOR the election of all nominees whose names are not written on the line below.

[ ] FOR ALL NOMINEES	[ ] WITHHELD FROM ALL NOMINEES

[ ] For all nominees except as noted above

[   ] MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW.

2. APPROVAL OF AMENDMENT TO 1994 STOCK OPTION PLAN.

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

3. APPROVAL OF 2004 STOCK OPTION PLAN.

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

Proxies not marked will be voted FOR the proposals to amend the 1994 Stock Option Plan and to approve the 2004 Stock Option Plan.

IMPORTANT: Signatures should correspond exactly with the name(s) as they appear on the stock record books of the Company. Each joint owner shall sign. Executors, administrators, trustees, etc. should give full title.

Signature:	Date:

Signature:	Date: